                               [BOSTON TRUST LOGO]

                                  BOSTON TRUST
                              Investment Management




                              BOSTON BALANCED FUND




                                                              SEMI-ANNUAL REPORT
                                                              September 30, 2002

 [BOSTON TRUST LOGO]

    BOSTON TRUST
Investment Management

                                                              SEMI-ANNUAL REPORT
TABLE OF CONTENTS                                             September 30, 2002
--------------------------------------------------------------------------------

GLOSSARY OF TERMS ...........................................................  i
BOSTON BALANCED FUND
  Market and Performance Review .............................................  1
  Investment Performance ....................................................  3
  Schedule of Portfolio Investments .........................................  4
  Financial Statements ......................................................  6
  Financial Highlights ......................................................  8

Notes to Financial Statements ...............................................  9



--------------------------------------------------------------------------------

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

MORNINGSTAR RATINGS

For the three and five-year periods ended September 30, 2002 the Boston Balanced Fund received 4 stars, respectively. It was rated among 680 and 517 domestic hybrid funds for the three- and five-year periods, but was not rated for the ten-year period.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages. The overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. The Fund was rated exclusively against U.S.-domiciled domestic hybrid funds. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


LIPPER RANKINGS

The Boston Balanced Fund ranked 2 out of 503, 54 out of 405 and 20 out of 317 for the one-, three- and five-year periods, respectively, for the Balanced Funds category, as reported by Lipper Analytical Services, Inc. Lipper is an independent organization that compiles performance data on investment companies. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of September 30, 2002.

STANDARD & POOR'S 500 STOCK INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole.

GROSS DOMESTIC PRODUCT is the measure of the market value of the goods and services produced by labor and plant, property and equipment in the United States.

NASDAQ COMPOSITE INDEX is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.



--------------------------------------------------------------------------------

                                               * * * *
                                4 Star Overall Morningstar(TM) Rating
                      (Among 680 Domestic Hybrid Funds Overall as of 9/30/02)(+)



[BOSTON TRUST LOGO]

    BOSTON TRUST
Investment Management


MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW                                   Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index(1) (the "S&P 500") fell by 17.27% during the third quarter ending September 30, 2002, the worst calendar quarter performance since the 1987 market crash. This one quarter decline alone approximates the accepted definition of a bear market. That the drop followed a more than two-year-long bear market that had already taken the Index down by 35% from its March 2000 peak which makes the decline especially painful for most investors. The current bear market now ranks among the worst of the past century and rivals the severe bear market of 1973-1974 in both depth and duration. Unlike 1973-1974, and certainly the 1930's depression era, the current period has not seen widespread economic failure and high unemployment. Until six months ago, most of the drop was a reversion to more normal valuations for stocks in just two economic sectors--technology and telecommunications--from truly extraordinary, speculative heights at the market peak.

Given the poor business trends within technology and telecommunications, we would not be surprised if stocks within these groups continued to perform poorly. However, such price action would now have a limited direct impact on the total market: at quarter end, tech and telecom stocks comprised just about 15% of the total value of the S&P 500 Index, down from over 45% in March 2000.

The current market uncertainty rests primarily with the balance of our economy. Specifically, the broad market drop since last spring has been driven not so much by declines from speculative valuations (as it had been the prior two years) but rather by greater investor concern that operating problems within tech and telecom companies will spread sufficiently to bring down employment levels and consumer spending, causing a "double dip" in the overall economy.

Although reporting a loss of any amount is far from satisfying, we are pleased to report that the Boston Balanced Fund withstood most of the sharp downdraft in stock prices over the past quarter, as it has throughout this bear market. A combination of the comparatively low stock allocation, the high financial quality of the individual securities, and the rise in bond values kept the Fund's decline to 3.31% for the third quarter and 3.86% for the calendar year-to-date ending September 30, 2002. The Fund is up by 1.16% for the past 12 months. Such performance ranked the Boston Balanced Fund in the top 2% among 503 funds in the Lipper Balanced Funds category for the 12 months ended September 30, 2002.(1) We remain confident that the conservative, lower risk investment approach utilized within the Fund affords the best opportunity to help the Fund meet the stated objective of long-term capital growth.


ECONOMIC SUMMARY & OUTLOOK

In contrast to the other severe bear markets of the past century, it is not possible to explain the nearly 50% decline in the broad stock market indices since March 2000 solely by perusing aggregate economic statistics. By all the usual measures, we experienced only a mild recession through 2001, and the Gross Domestic Product(1) (the "GDP") has had normal growth (2.9%) for the past year. Unemployment, while higher than two years ago, remains well within a normal range at 5.6%. More importantly, actual employment has held nearly steady over the past few years. By comparison, payrolls declined in each of the past three recessions, and unemployment levels reached 8.5% in 1974, nearly 10% in 1982 and 7.5% in 1992. Neither can we point to high inflation and interest rates as bear market catalysts, as was the case through the 1970's. Both are as low as at any time during our adult lives. Terrorism and the egregious, criminal behavior of a few corporate leaders and Wall Street analysts also fail to explain the broad market decline. As horrific as terrorism is, the political and economic risks were much greater throughout the Cold War years. We view the accounting and Wall Street scandals more as symptoms of the prior euphoric market years than causes of the downfall.

Quite simply, the stock price decline we experienced from March 2000 through last spring reflected primarily a bursting of the most extreme stock valuation bubble of the past century. Most, though not all, of the unsustainable valuations were confined to the technology and telecommunications industries and the businesses that directly benefited from these so-called "new economy"

--------------------------------------------------------------------------------
(+) Portfolio composition is subject to change.
(1) For a complete performance history on the Fund and benchmark comparisons, please refer to page 3. For definitions and descriptions of terms, please refer to the Glossary of Terms on page (i).
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (CONT.)                           Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

sectors. Most profitable, established technology companies sold for 50 to more than 100 times earnings in March 2000, while virtual start-ups sported capitalizations in the billions of dollars without any meaningful sales or profits. These valuations exceeded the "nifty-fifty" era of 1972-1973, and even the 1929 peaks. We noted earlier that in March 2000, fully 45% of the total S&P 500 Index value consisted of stocks in these two areas, which compares with just 16% in 1990. For the NASDAQ Composite Index1, which has dropped by over 75%, tech and telecom stocks comprised roughly 80% of the then total value. After dropping by 50% to 90% and more, by spring 2002, aggregate tech and telecom valuations had moved closer to their historic relationship to the rest of the market and as is appropriate to equity investments in a very risky and highly cyclical industry growing more rapidly than the GDP.

In April 2002, with the valuation readjustment within the stock market effectively complete and overall economic measures improving, we were hopeful that the worst of the market decline was behind us. In hindsight, that was clearly wrong. Indeed, we were about to have a series of revelations that led investors to question both the integrity of the financial markets and the sustainability of the economic recovery. The most notorious example was WorldCom. If we could have accounting fraud at such a large, well-scrutinized company, how could we be sure about the integrity of others? More importantly, WorldCom is laden with debt, as are many other corporations. Much of this debt is held within our financial institutions. Over the past six months, we have seen an increasing level and frequency of special charges from banks and insurance companies to cover problem loans and investments. The related economic concern is that lenders will raise credit standards and restrict future credit to viable businesses. This series of events has occurred concurrent with a moderation in previously strong consumer spending patterns, which had been the primary component of the economic recovery of the prior six months. Overall GDP growth has moderated to the 1%-2% range since March 2002, a rate too low to support either a strong recovery in corporate profits or gains in employment.

As we enter the final months of 2002, the Federal Reserve and most professional economic forecasters believe that our economy will be able to absorb the deterioration within tech and telecom and the damage it has caused within the financial sector. Factors supporting the view that GDP will continue to grow include the still strong capital structures of virtually all financial companies--the recent special charges have only hurt 2002 profit projections, not balance sheets--and the continued ability and propensity of the American consumer to spend. Although we share the majority economic view, the risk of a "double dip" has clearly increased over the past few months. Moreover, corporate profit recovery, which is still critical to foster an improved market trend, will be difficult to sustain without the benefit of more rapid GDP growth.


INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We use three primary components in applying our investment strategy conclusions--asset allocation, portfolio composition, and individual security selection. I will briefly summarize our current thoughts on each.

ASSET ALLOCATION: Boston Balanced Fund's stock allocation was 45% on September 30, 2002, which compares with 51% in June and 55% at year-end 2001. Although we were hopeful about the economic outlook last spring, we decided not to increase the Fund's allocation to equities until economic and profit recovery were firmly in place. At the time, stock valuations were not so low that renewed economic weakness and failure of sustained improvement in corporate profits might not hurt stock prices in the future. The actual reduction in the Fund's stock exposure over the past six months reflects our greater concern about the economic trend. Today, with aggregate stock prices nearly 30% below March 31, 2002 levels, valuations of corporate sales and profits are at their lowest levels since the mid 1990's. Conversely, bonds are at their highest valuations and lowest yields in 40 years. We believe that there is little question in that stocks will perform better than bonds over the next few years if the economy and corporate profits gain upward momentum. For this reason, we expect the next significant change in asset allocation to be toward a higher, not lower, equity exposure. Nevertheless, consistent with our long-standing conservative approach, we expect to wait before we complete a significant increase in the Fund's equity allocation. Even at the risk of missing the initial phase of a market uptrend, we prefer visible evidence of sustainable, faster economic and corporate profit growth. Without such evidence, we would only contemplate increasing equity exposure if stock prices decline further to truly compelling levels.

PORTFOLIO COMPOSITION: Elements of portfolio composition include economic sector and industry emphasis, company size, financial stability, geographic diversity and relative stock valuation. The broad-based decline in stock prices over the past quarter included virtually all economic sectors and equity styles. The Fund's equity segment again fell by less than the S&P 500 Index, which reflects primarily the high financial quality of the individual securities. We held comparatively fewer shares of companies that announced earnings disappointments, and the Fund did not own

--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (CONT.)                           Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

companies involved in egregious accounting irregularities. We do not expect to change our long-held emphasis on higher quality securities.

SECURITY SELECTION: At quarter end, ANHEUSER-BUSCH (4.6%), DENTSPLY (3.3%), JOHNSON CONTROLS (3.5%), JOHNSON & JOHNSON (3.9%), MEDTRONIC (3.1%), SYSCO (3.1%) and WILMINGTON TRUST (5.3%) were the Fund's largest individual stock investments. Collectively, they comprised over 25% of the equity segment. Although their stock prices declined along with the market generally over the past six months, all have well defined business plans, strong competitive positions and reasonable growth prospects. We are using the market decline to increase exposure to companies with similar characteristics. We expect the market recovery, whenever it occurs, to be led by companies with secure business prospects.(+)

We would like to take this opportunity to thank you for your continued confidence in Boston Trust Investment Management, Inc.; we look forward to providing you with superior investment management services in the months and years to come. Please feel free to contact us at (617) 726-7250 should you have any questions about our investment view or your account.


/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.



                                                            BOSTON BALANCED FUND
INVESTMENT PERFORMANCE                                        September 30, 2002
--------------------------------------------------------------------------------

Fund Net Asset Value: $23.94                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                                          AS OF SEPTEMBER 30, 2002
                                                                                --------------------------------------------

                                                    QUARTER         SIX                                     SINCE INCEPTION
                                                    TO DATE        MONTHS        1 YEAR        5 YEARS      DECEMBER 1, 1995
   BOSTON BALANCED FUND*                            -3.31%         -6.41%         1.16%         4.60%            8.48%
   Lipper Balanced Funds Average(1)                 -9.52%        -15.70%        -9.93%         0.69%            5.14%
   Standard & Poor's 500 Stock Index(1)            -17.27%        -28.34%       -20.47%        -1.62%            6.08%
   Lehman Brothers Gov't./Credit Bond Index(1)       5.70%          9.67%         9.21%         7.93%            7.38%
   90-Day U.S. Treasury Bills(1)                     0.43%          0.83%         1.74%         4.31%            4.53%

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
(1) Data calculated for the indices indicated was calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index are unmanaged and generally representative of the U.S stock market, U.S. Treasury/Government Agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury Bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
(+) Portfolio composition is subject to change.

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - 44.4%

SECURITY DESCRIPTION                                      SHARES       VALUE ($)
--------------------                                      ------       ---------

BASIC MATERIALS (2.0%)
Air Products & Chemical, Inc. .......................     25,000       1,050,250
Avery Dennison Corp. ................................     25,000       1,424,500
                                                                      ----------
                                                                       2,474,750
                                                                      ----------
CAPITAL GOODS (2.4%)
Dover Corp. .........................................     15,000         380,700
Illinois Tool Works, Inc. ...........................     25,000       1,458,250
Precision Castparts Corp. ...........................     50,000       1,084,000
                                                                      ----------
                                                                       2,922,950
                                                                      ----------
CONSUMER DISCRETIONARY (5.7%)
BJ's Wholesale Club, Inc. (b) .......................     25,000         475,250
Costco Wholesale Corp. (b) ..........................     50,000       1,618,500
Gannett Co., Inc. ...................................     10,000         721,800
Johnson Controls, Inc. ..............................     25,000       1,920,500
Leggett & Platt, Inc. ...............................     60,000       1,187,400
McClatchy Co. .......................................     20,000       1,219,000
                                                                      ----------
                                                                       7,142,450
                                                                      ----------
CONSUMER PRODUCTS (7.4%)
Alberto-Culver Company - Class A ....................     12,500         576,250
Albertson's, Inc. ...................................     25,000         604,000
Anheuser-Busch Cos., Inc. ...........................     50,000       2,530,000
Aptargroup, Inc. ....................................     15,000         403,050
Clorox Co. ..........................................     15,000         602,700
Gillette Co. ........................................      5,000         148,000
Kimberly-Clark Corp. ................................      7,000         396,480
Lancaster Colony Corp. ..............................     20,000         842,400
Procter & Gamble Co. ................................     10,000         893,800
Sysco Corp. .........................................     60,000       1,703,400
William Wrigley, Jr. Co. ............................      7,500         371,175
                                                                      ----------
                                                                      9,071,255
                                                                      ----------
ENERGY (1.8%)
BP PLC ..............................................     15,000         598,500
Exxon Mobil Corp. ...................................     50,000       1,595,000
                                                                      ----------
                                                                       2,193,500
                                                                      ----------
FINANCIAL SERVICES (9.9%)
Bank of America Corp. ...............................     25,000       1,595,000
Chubb Corp. .........................................     15,000         822,450
Cincinnati Financial Corp. ..........................     25,000         889,500
Fannie Mae ..........................................     25,000       1,488,500
John Hancock Financial Services, Inc. ...............     10,000         278,000
Marsh & McLennan Cos. ...............................     22,000         916,080
Northern Trust Corp. ................................     25,000         943,000
State Street Corp. ..................................      5,000         193,200
T. Rowe Price Group, Inc. ...........................     50,000       1,248,000
Wachovia Corp. ......................................     35,000       1,144,150
Wilmington Trust Corp. ..............................    100,000       2,891,999
                                                                      ----------
                                                                      12,409,879
                                                                      ----------
HEALTH CARE (8.3%)
Becton, Dickinson & Co. .............................     25,000         710,000
Biomet, Inc. ........................................     20,000         532,600
C.R. Bard, Inc. .....................................     15,000         819,450
Dentsply International, Inc. ........................     45,000       1,807,650
Johnson & Johnson  ..................................     40,000       2,163,200
Medtronic, Inc. .....................................     40,000       1,684,800
Pfizer, Inc. ........................................     50,000       1,451,000
Saint Jude Medical, Inc. (b) ........................     15,000         535,500
Stryker Corp. .......................................     10,000         576,000
                                                                      ----------
                                                                      10,280,200
                                                                      ----------
INDUSTRIAL PRODUCTS & SERVICES (4.7%)
Automatic Data Processing, Inc. .....................     15,000         521,550
Carlisle Cos., Inc. .................................     20,000         733,600
Diebold, Inc. .......................................     35,000       1,152,200
Donaldson Co., Inc. .................................     40,000       1,373,200
Emerson Electric Co. ................................     20,000         878,800
Teleflex, Inc. ......................................     25,000       1,139,500
                                                                      ----------
                                                                       5,798,850
                                                                      ----------
TECHNOLOGY (2.2%)
Applied Materials, Inc. (b) .........................     60,000         693,000
Intel Corp. .........................................     25,000         347,250
International Business Machines Corp. ...............     10,000         583,900
Microsoft Corp. (b) .................................     25,000       1,093,500
                                                                      ----------
                                                                       2,717,650
                                                                      ----------
TOTAL COMMON STOCKS .................................                 55,011,484
                                                                      ----------

CORPORATE OBLIGATIONS - 10.1%

BASIC MATERIALS (0.3%)
Weyerhaeuser Co., 7.25%, 7/1/13 .....................    300,000         339,914
                                                                      ----------
CONSUMER DISCRETIONARY (1.0%)
Eaton Corp., 8.90%, 8/15/06 .........................    600,000         710,941
Leggett & Platt, Inc., 6.25%, 9/9/08 ................    500,000         560,755
                                                                      ----------
                                                                       1,271,696
                                                                      ----------
CONSUMER PRODUCTS (2.1%)
Albertson's, Inc., 6.66%, 7/21/08 ...................  1,000,000       1,126,205
Procter & Gamble Co., 5.25%, 9/15/03 ................  1,000,000       1,030,853
Sysco Corp., 6.50%, 6/15/05 .........................    375,000         416,518
                                                                      ----------
                                                                       2,573,576
                                                                      ----------
ENERGY (0.3%)
Atlantic Richfield Co., 8.50%, 4/1/12 ...............    300,000         396,407
                                                                      ----------
FINANCIAL SERVICES (5.6%)
Ford Credit Co., 7.75%, 11/15/02 ....................    425,000         426,639
Ford Credit Co., 6.63%, 6/30/03 .....................    300,000         303,319
Ford Credit Co., 7.20%, 6/15/07 .....................  1,000,000         990,227
General Electric Capital Corp., 7.38%, 9/15/04 ......  1,000,000       1,095,082
General Electric Capital Corp., 8.30%, 9/20/09 ......  1,000,000       1,196,776
General Motors Acceptance Corp., 8.50%, 1/1/03 ......    300,000         303,868
General Motors Acceptance Corp., 6.13%, 9/15/06 .....    825,000         838,792
Marsh & McLennan Cos., 6.63%, 6/15/04 ...............  1,300,000       1,399,953
UnumProvident Corp., 5.88%, 10/15/03 ................    400,000         412,006
                                                                      ----------
                                                                       6,966,662
                                                                      ----------
HEALTH CARE (0.8%)
American Home Products Corp., 7.90%,  2/15/05 .......    925,000       1,010,194
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS .........................                 12,558,449
                                                                      ----------


                                    Continued
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.3%

SECURITY DESCRIPTION                                      SHARES       VALUE ($)
--------------------                                      ------       ---------

FEDERAL FARM CREDIT BANK (12.1%)
5.39%, 9/15/04.......................................  2,000,000       2,127,584
7.25%, 6/12/07.......................................  3,000,000       3,544,659
6.80%, 10/12/07......................................  3,000,000       3,512,166
6.30%, 12/20/10......................................  5,000,000       5,784,370
                                                                     -----------
                                                                      14,968,779
                                                                     -----------
FEDERAL HOME LOAN BANK (11.0%)
5.29%, 2/11/04.......................................  2,000,000       2,090,330
7.02%, 9/25/06.......................................  1,500,000       1,730,084
5.04%, 10/14/08......................................    500,000         540,478
4.50%, 8/14/09.......................................  2,000,000       2,077,996
6.88%, 8/13/10.......................................  3,000,000       3,588,498
7.00%, 8/15/14.......................................  3,000,000       3,691,616
                                                                     -----------
                                                                      13,719,002
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.0%)
7.25%, 1/15/10.......................................  2,000,000       2,419,932
                                                                     -----------

U.S. TREASURY INFLATION PROTECTED BONDS (16.2%)
3.50%, 1/15/11....................................... 17,500,000      20,078,178

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.............                 51,185,891
                                                                     -----------

INVESTMENT COMPANIES - 3.7%

Fifth Third Institutional Government
   Money Market Fund ................................  4,608,392       4,608,392
TOTAL INVESTMENT COMPANIES...........................                  4,608,392
                                                                     -----------
TOTAL INVESTMENTS
   (COST $109,528,058) (a) - 99.5%...................                123,364,216
                                                                     -----------
Other assets in excess of liabilities - 0.5%.........                    622,388
                                                                     -----------
NET ASSETS - 100.0%..................................                123,986,604
                                                                     ===========

------------
Percentages indicated are based on net assets of $115,863,702.

(a) Cost differs from market value by net unrealized appreciation of securities as follows:
         Unrealized appreciation                $18,563,183
         Unrealized depreciation                 (4,727,025)
                                                 ----------
         Net unrealized appreciation            $13,836,158
                                                ===========

(b) Represents non-income producing security.


                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)

ASSETS:
Investments, at value (cost $109,528,058) ..............           $123,364,216
Interest and dividends receivable ......................                740,704
Receivable from investments sold .......................                     --
Prepaid expenses .......................................                 20,931
                                                                   ------------
     Total Assets ......................................            124,125,851

LIABILITIES:
Payable for investments purchased ......................      --
Accrued expenses and other liabilities:
  Investment adviser ...................................  74,433
  Administration .......................................   2,736
  Other ................................................  62,078
                                                          ------
     TOTAL LIABILITIES .................................                139,247
                                                                   ------------
NET ASSETS .............................................           $123,986,604
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital ................................................           $109,857,770
Accumulated net investment income ......................              2,044,177
Accumulated net realized gains from investment
   transactions ........................................             (1,751,502)
Unrealized appreciation from investments ...............             13,836,158
                                                                   ------------
NET ASSETS .............................................           $123,986,603
                                                                   ============
Shares outstanding (par value $0.001, unlimited
   number of shares authorized) ........................              5,179,316
                                                                   ============
Net Asset Value, Offering Price and Redemption
   Price per share .....................................           $      23.94
                                                                   ============


STATEMENT OF OPERATIONS
For the six months ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest ...............................................            $ 1,535,689
Dividend ...............................................                562,026
                                                                    -----------
     TOTAL INVESTMENT INCOME ...........................              2,097,715

EXPENSES:
  Investment adviser ................................... $478,882
  Accounting ...........................................    5,189
  Administration .......................................  127,407
  Custodian ............................................    4,505
  Transfer agency ......................................    9,317
  Other ................................................   43,582
                                                         --------
     Total expenses before fee reductions ..............                668,882
     Fees reduced by the Adminstrator ..................                (31,852)
                                                                    -----------
     NET EXPENSES ......................................                637,030
                                                                    -----------
NET INVESTMENT INCOME ..................................              1,460,685
                                                                    -----------
NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions .......               (348,311)
Change in unrealized appreciation/depreciation
   from investments ....................................             (9,605,337)
                                                                    -----------
Net realized/unrealized losses from investments ........             (9,953,648)
                                                                    -----------
CHANGE IN NET ASSETS FROM OPERATIONS ...................            ($8,492,963)
                                                                    ===========


                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX MONTHS ENDED
                                                                                    SEPTEMBER 30, 2002       FOR THE YEAR ENDED
                                                                                        (UNAUDITED)            MARCH 31, 2002
                                                                                        -----------            --------------

INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ........................................................         $   1,460,685            $   2,732,857
Net realized gains (losses) from investment transactions .....................              (348,311)              (1,398,801)
Change in unrealized appreciation/depreciation from investments ..............            (9,605,337)               6,750,557
                                                                                       -------------            -------------
CHANGE IN NET ASSETS FROM OPERATIONS .........................................            (8,492,963)               8,084,613
                                                                                       -------------            -------------
DIVIDENDS:
  Net investment income ......................................................                    --               (2,876,448)
  Net realized gains from investment transactions ............................                    --               (1,178,928)
                                                                                       -------------            -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..............................                    --               (4,055,376)
                                                                                       -------------            -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ................................................             4,980,636               17,023,414
  Dividends reinvested .......................................................                    --                4,006,307
  Cost of shares redeemed ....................................................            (3,063,853)             (11,123,493)
                                                                                       -------------            -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .........................             1,916,783                9,906,228
                                                                                       -------------            -------------
CHANGE IN NET ASSETS .........................................................            (6,576,180)              13,935,465

NET ASSETS:
  Beginning of period ........................................................           130,562,784              116,627,319
                                                                                       -------------            -------------
  End of period ..............................................................         $ 123,986,604            $ 130,562,784
                                                                                       =============            =============
SHARE TRANSACTIONS:
  Issued .....................................................................               201,241                  679,529
  Reinvested .................................................................                    --                  162,858
  Redeemed ...................................................................              (126,549)                (446,807)
                                                                                       -------------            -------------
CHANGE IN SHARES .............................................................                74,692                  395,580
                                                                                       =============            =============


                        See Notes to Financial Statements
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                     September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

1.  ORGANIZATION:

    The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund (the "Fund"). The Fund is a separate series of the Group. Financial statements for all other series are published separately.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITY VALUATION:

    The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

    Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

    Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of a discount or premium. Dividend income is recorded on the ex-dividend date.

    EXPENSE ALLOCATION:

    Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

    DIVIDENDS TO SHAREHOLDERS:

    Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

    The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

    FEDERAL INCOME TAXES:

    The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISER:

    Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Fund. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, The United States Trust Company of Boston ("USTC"), the previous investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.


                                    Continued
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                     September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

    ADMINISTRATION:

    BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%. For the six months ended September 30, 2002 the administrator has agreed to voluntarily waive a portion of its fees.

    DISTRIBUTION:

    BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

    CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

    USTC acts as the Fund's custodian and transfer agent. Under the custody agreement, USTC receives an annual fee computed daily and paid monthly based on the average daily net assets. USTC receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Fund. For these services to the Fund, BISYS Ohio receives an annual fee accrued daily and paid monthly.

    FEE REDUCTIONS:

    The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations. As of September 30, 2002 the Investment Adviser may recoup $137,993 from the Boston Balanced Fund.

4.  PURCHASES AND SALES OF SECURITIES:

    Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the period ended September 30, 2002, were $13,984,074 and $12,499,952, respectively.

5.  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    During the six months ended September 30, 2002, the Fund declared no long-term realized gain distributions.

6.  SUBSEQUENT EVENT:

    On November 19, 2002, the Board of Trustees of the Coventry Group (the "Group") approved Tait, Weller & Baker to serve as the Group's independent auditors for the Boston Trust and Walden Funds for the fiscal year ending March 31, 2003.


--------------------------------------------------------------------------------

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006



This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.



11/02